Acquisitions and divestitures (Tables)	6 Months Ended
Jun. 30, 2025
Acquisitions And Divestitures
Schedule of effects on the income statement

		Three-month period ended June 30,		Six-month period ended June 30,
	Reference	2025	2024	2025	2024
Energy Assets	15(a) and 16	–	–	(117)	–
PT Vale Indonesia Tbk	15(b)	–	1,059	–	1,059
		–	1,059	(117)	1,059

Schedule of Energy Assets classified as held for sale

	Notes	June 30, 2025	March 31, 2025 (date of the classification)
Assets
Cash and cash equivalents		121	115
Deferred income taxes	7(b)	11	10
Intangible assets	16	952	904
Property, plant, and equipment	17 and 22	877	831
Others		38	34
Total assets		1,999	1,894

Liabilities
Loans and borrowings	9(c)	250	240
Deferred income taxes	7(b)	311	295
Others		179	163
Total liabilities		740	698

Schedule of divestment effects of transactions are summarized

June 28, 2024
Cash consideration received	155
Fair value of 33.9% interest retained (i)	1,910

Effects of the deconsolidation:
Derecognition of net assets of PTVI	(3,697)
Gain on derecognition of noncontrolling shareholders	1,628
Gain on the reclassification of cumulative translation adjustments	1,063
Gain on the transaction recorded in the income statement	1,059

(i) The fair value of the 33.9% retained interest was estimated based on a third-party valuation report. The valuation considered the discounted cash flow method. The key assumptions considered were (i) discount rate of 7.75% with incremental risk premium of around 1.00% on certain assets, (ii) asset life through to 2065, and (iii) range of expected nickel prices from US$/t 17,501 to US$/t 21,000.